SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

            Delaware                      0-27918                13-3070826
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

         2511 Garden Road
         Building A, Suite 200
         Monterey, California                                        93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibits are furnished with this report on Form 8-K:

Exhibit Number    Description
--------------    -----------

      99.1        Earnings Release, dated April 29, 2003

Item 9. Regulation FD Disclosure.

      The following information is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition" and is included under Item 9, "Regulation FD Disclosure," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 (March 27,
2003).

      On April 29, 2003, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended March 31, 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CENTURY ALUMINUM COMPANY


Date: May 2, 2003                       By:      /s/ Gerald J. Kitchen
                                            ------------------------------------
                                            Name:  Gerald J. Kitchen
                                            Title: Executive Vice President,
                                                   General Counsel
                                                   Chief Administrative Officer
                                                   and Secretary


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99.1        Earnings Release, dated April 29, 2003


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